Execution Copy




                       MODIFICATION NO. 15

                               TO

                  INTER-COMPANY POWER AGREEMENT

                       DATED JULY 10, 1953

                              AMONG


               OHIO VALLEY ELECTRIC CORPORATION,
               ALLEGHENY ENERGY SUPPLY COMPANY, L.L.C.
                  (successor to West Penn Power Company
                   and The Potomac Edison Company)
               APPALACHIAN POWER COMPANY (formerly
                  APPALACHIAN ELECTRIC POWER COMPANY),
               THE CINCINNATI GAS & ELECTRIC COMPANY,
               COLUMBUS SOUTHERN POWER COMPANY (formerly
                  COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY),
               THE DAYTON POWER AND LIGHT COMPANY,
               FIRSTENERGY GENERATION CORP. (successor to OHIO
                  EDISON COMPANY, PENNSYLVANIA POWER COMPANY and
                  THE TOLEDO EDISON COMPANY)
               INDIANA MICHIGAN POWER COMPANY (formerly
                  INDIANA & MICHIGAN ELECTRIC COMPANY),
               KENTUCKY UTILITIES COMPANY,
               LOUISVILLE GAS AND ELECTRIC COMPANY
               MONONGAHELA POWER COMPANY,
               OHIO POWER COMPANY (formerly THE OHIO
                  POWER COMPANY), and
               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY.



                          _____________

                   Dated as of April 30, 2004



                       MODIFICATION NO. 15

                               TO

                  INTER-COMPANY POWER AGREEMENT


     THIS  AGREEMENT dated as of the 30th day of April, 2004,  by and  among OHIO VALLEY ELECTRIC CORPORATION (herein called "OVEC"

or   "Corporation"),  ALLEGHENY  ENERGY  SUPPLY  COMPANY,  L.L.C.

(successor  to  WEST  PENN POWER COMPANY and THE  POTOMAC  EDISON

COMPANY),   APPALACHIAN   POWER  COMPANY   ("Appalachian"),   THE

CINCINNATI  GAS  &  ELECTRIC  COMPANY,  COLUMBUS  SOUTHERN  POWER

COMPANY  (formerly  COLUMBUS AND SOUTHERN OHIO ELECTRIC  COMPANY)

("Columbus"),  THE  DAYTON POWER AND LIGHT  COMPANY,  FIRSTENERGY

GENERATION  CORP. (successor to OHIO EDISON COMPANY, PENNSYLVANIA

POWER  COMPANY  and THE TOLEDO EDISON COMPANY), INDIANA  MICHIGAN

POWER  COMPANY  (formerly  INDIANA & MICHIGAN  ELECTRIC  COMPANY)

("Indiana"),  KENTUCKY  UTILITIES  COMPANY,  LOUISVILLE  GAS  AND

ELECTRIC  COMPANY, MONONGAHELA POWER COMPANY, OHIO POWER  COMPANY

("Ohio  Power"),  and SOUTHERN INDIANA GAS AND ELECTRIC  COMPANY,

all  of  the  foregoing, other than OVEC, being herein  sometimes

collectively   referred  to  as  the  Sponsoring  Companies   and

individually as a Sponsoring Company.

                  W I T N E S S E T H  T H A T

          WHEREAS,  the  parties  hereto  have  entered  into   a

contract,  herein  called  the "Inter-Company  Power  Agreement,"

dated July 10, 1953, governing, among other things, the rights of the  Sponsoring  Companies to receive Surplus Power  and  Surplus

Energy as may be available at the OVEC's generating stations  and the obligations of the Sponsoring Companies to pay therefor; and

          WHEREAS,   the   Inter-Company  Power   Agreement   has

heretofore been amended by Modification No. 1, dated as  of  June

3,  1966,  Modification  No.  2 dated  as  of  January  7,  1967,

Modification  No. 3, dated as of November 15, 1967,  Modification

No. 4, dated as of November 5, 1975, Modification No. 5, dated as of  September 1, 1979, Modification No. 6, dated as of August  1,

1981,   Modification  No.  7,  dated  as  of  January  15,  1992,

Modification  No.  8, dated as of January 19, 1994,  Modification

No. 9, dated as of August 17, 1995, Modification No. 10, dated as of  January  1, 1998, Modification No. 11, dated as of  April  1,

1999,  Modification  No.  12,  dated  as  of  November  1,  1999,

Modification  No. 13, dated as of May 24, 2000, and  Modification

No.  14, dated as of April 1, 2001 (said contract so amended  and as  modified and amended by this Modification No. 15 being herein and therein sometimes called the "Agreement"); and

          WHEREAS,  OVEC and the Sponsoring Companies  desire  to

amend  the  Agreement to permit the Sponsoring  Companies,  under

specified  circumstances,  to  assign  their  rights,  title   or

interests  in  or  obligations  under  this  Agreement  to  other parties; and

          WHEREAS,  OVEC and the Sponsoring Companies  desire  to

enter   into  this  Modification  No.  15  as  more  particularly

hereinafter provided;

          NOW,  THEREFORE,  the parties hereto  agree  with  each

other as follows:

          1. Delete subsection 1.0126 and substitute therefor the following:

           1.0126 "Effective Date" means April 30, 2004, or such later date as required by the Federal Energy Regulatory Commission (or any other regulatory agency or authority with jurisdiction) for the effectiveness of Modification No. 15, including the expiration of any required waiting periods and the satisfaction of any conditions under any required regulatory acceptance or approval.

           2. Insert the following new subsections 1.0127 through 1.0132:

          1.0127 "Affiliate" means, with respect to a specified person, any other person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such specified person; provided that "control" for these purposes means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

          1.0128 "Permitted Assignee" means a person that is (a) a Sponsoring Company or its Affiliate whose long-term unsecured non-credit enhanced indebtedness, as of the date of such assignment, has a Standard & Poor's credit rating of at least BBB- and a Moody's Investors Service, Inc. credit rating of at least Baa3 (provided that, if the proposed assignee's long-term unsecured non-credit enhanced indebtedness is not currently rated by one of Standard & Poor's or Moody, such assignee's long-term unsecured non-credit enhanced indebtedness, as of the date of such assignment, must have either a Standard & Poor's credit rating of at least BBB- or a Moody's Investors Service, Inc. credit rating of at least Baa3); or (b) a Sponsoring Company or its Affiliate that does not meet the criteria in subsection (a) above, if the Sponsoring Company or its Affiliate that is assigning its rights, title and interests in, and obligations under, this Agreement agrees in writing (in form and substance satisfactory to Corporation) to remain obligated to satisfy all of the obligations related to the assigned rights, title and interests to the extent such obligations are not satisfied by the assignee of such rights, title and interests; provided that, in no event shall a person be deemed a "Permitted Assignee" if counsel for the Corporation reasonably determines that the assignment of the rights, title or interests in, or obligations under, this Agreement to such person could cause a termination, default, loss or payment obligation under any security issued, or agreement entered into, by the Corporation prior to such transfer.

          1.0129  "Election Period" has the meaning set forth in
     Section 12.193(a) hereof.

          1.0130 "Offer Notice" means the notice required to be given to the other Sponsoring Companies by a Transferring Sponsor offering to sell all or a portion of such Transferring Sponsor's rights, title and interests in, and obligations under this Agreement. At a minimum, the Offer Notice shall be in writing and shall contain (i) the rights, title and interests in, and obligations under this Agreement that the Transferring Sponsor proposes to Transfer; and (ii) the cash purchase price and any other material terms and conditions of such proposed transfer. An Offer Notice may not contain terms or conditions requiring the purchase of any non-OVEC interests.

          1.0131 "Third Party" means any person other than a Sponsoring Company or its Affiliate.

          1.0132 "Transferring Sponsor" has the meaning set forth in Section 12.193(a) hereof.

           3. Delete Section 12.19 and substitute therefor the following:


               12.19.  Successors and Assigns.  This Agreement
     may be executed in any number of counterparts, all of which shall constitute but one and the same document.

                    12.191.  This Agreement shall inure to the
               benefit of and be binding upon the parties hereto and their respective successors and assigns, but a party to this Agreement may not assign this Agreement or any of its rights, title or interests in or obligations (including without limitation the assumption of debt obligations) under this Agreement, except to a successor to all or substantially all the properties and assets of such party or as provided in Section 12.192 or 12.193, without the written consent of all the other parties hereto.

                    12.192.  Notwithstanding the provisions of
               Section 12.191, any Sponsoring Company shall be permitted to, upon thirty (30) days notice to the Corporation and each other Sponsoring Company, without any further action by the Corporation or the other Sponsoring Companies, assign all or part of its rights, title and interests in, and obligations under this Agreement to a Permitted Assignee, provided that, the assignee and assignor of the rights, title and interests in, and obligations under, this Agreement have executed an assignment agreement in form and substance acceptable to the Corporation in its reasonable discretion (including, without limitation, the agreement by the Sponsoring Company assigning such rights, title and interests in, and obligations under, this Agreement to reimburse the Corporation and the other Sponsoring Companies for any fees or expenses required under any security issued, or agreement entered into, by the Corporation as a result of such assignment, including without limitation any consent fee or additional financing costs to the Corporation under the Corporation's then-existing securities or agreements resulting from such assignment).

                    12.193.  Notwithstanding the provisions of
               Section 12.191, any Sponsoring Company shall be permitted to, subject to compliance with all of the requirements of this Section 12.193, assign all or part of its rights, title and interests in, and obligations under this Agreement to a Third Party without any further action by the Corporation or the other Sponsoring Companies.

                         (a)  A Sponsoring Company (the
                    "Transferring Sponsor") that desires to
                    assign all or part of its rights, title and interests in, and obligations under this Agreement to a Third Party shall deliver an Offer Notice to the Corporation and each other Sponsoring Company. The Offer Notice shall be deemed to be an irrevocable offer of the subject rights, title and interests in, and obligations under this Agreement to each of the other Sponsoring Companies that is not an Affiliate of the Transferring Sponsor, which offer must be held open for no less than thirty (30) days from the date of the Offer Notice (the "Election Period").

                         (b) The Sponsoring Companies (other than
                    the Transferring Sponsor and its Affiliates) shall first have the right, but not the obligation, to purchase all of the rights, title and interests in, and obligations under this Agreement described in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Sponsor and the Corporation within the Election Period; provided that, irrespective of the terms and conditions of the Offer Notice, a Sponsoring Company may condition its election to purchase the interests described in the Offer Notice on the receipt of approval or consent from such Sponsoring Company's Board of Directors; provided further that, written notice of such conditional election must be delivered to the Transferring Sponsor and the Corporation within the Election Period and such conditional election shall be deemed withdrawn (as if it had never been provided) unless the Sponsoring Company that delivered such conditional election subsequently delivers written notice to the Transferring Sponsor and the Corporation on or before the tenth (10th) day after the expiration of the Election Period that all necessary approval or consent of such Sponsoring Company's Board of Directors have been obtained. To the extent that more than one Sponsoring Company exercises its right to purchase all of the rights, title and interests in, and obligations under this Agreement described in the Offer Notice in accordance with the previous sentence, such rights, title and interests in, and obligations under this Agreement shall be allotted (successively if necessary) among the Sponsoring Companies exercising such right in proportion to their respective Power Participation Ratios.

                         (c) Each Sponsoring Company exercising
                    its right to purchase any rights, title and interests in, and obligations under this Agreement pursuant to this Section 12.193 may choose to have an Affiliate purchase such rights, title and interests in, and obligations under this Agreement; provided that, notwithstanding anything in this
                    Section 12.193 to the contrary, any
                    assignment to a Sponsoring Company or its Affiliate hereunder must comply with the requirements of Section 12.192.

                         (d) If one or more Sponsoring Companies
                    have elected to purchase all of the rights, title and interests in, and obligations under this Agreement of the Transferring Sponsor pursuant to the Offer Notice, the assignment of such rights, title and interests in, and obligations under this Agreement shall be consummated as soon as practical after the delivery of the election notices, but in any event no later than fifteen (15) days after the filing and receipt, as applicable, of all necessary governmental filings, consents or other approvals and the expiration of all applicable waiting periods. At the closing of the purchase of such rights, title and interests in, and obligations under this Agreement from the Transferring Sponsor, the Transferring Sponsor shall provide representations and warranties customary for transactions of this type, including those as to its title to such securities and that there are no liens or other encumbrances on such securities (other than pursuant to this Agreement) and shall sign such documents as may reasonably be requested by the Corporation and the other Sponsoring Companies. The Sponsoring Companies or their Affiliates shall only be required to pay cash for the rights, title and interests in, and obligations under this Agreement being assigned by the Transferring Sponsor.

                         (e) To the extent that the Sponsoring
                    Companies have not elected to purchase all of the rights, title and interests in, and obligations under this Agreement described in the Offer Notice, the Transferring Sponsor may, within one-hundred and eighty (180) days after the later of the expiration of the Election Period or the deemed withdrawal of a conditional election by a Sponsoring Company under Section 12.193(b) hereof (if applicable), enter into a definitive agreement to, assign such rights, title and interests in, and obligations under this Agreement to a Third Party at a price no less than 92.5% of the purchase price specified in the Offer Notice and on other material terms and conditions no more favorable to the such Third Party than those specified in the Offer Notice; provided that such purchases shall be conditioned upon: (i) such Third Party having long-term unsecured non-credit enhanced indebtedness, as of the date of such assignment, with a Standard & Poor's credit rating of at least BBB- and a Moody's Investors Service, Inc. credit rating of at least Baa3 (provided that, if such Third Party's long-term unsecured non-credit enhanced indebtedness is not currently rated by one of Standard & Poor's or Moody, such Third Party's long-term unsecured non-credit enhanced indebtedness, as of the date of such assignment, must have either a Standard & Poor's credit rating of at least BBB- or a Moody's Investors Service, Inc. credit rating of at least Baa3); (ii) the filing or receipt, as applicable, of any necessary governmental filings, consents or other approvals; (iii) the determination by counsel for the Corporation that the assignment of the rights, title or interests in, or obligations under, this Agreement to such Third Party would not cause a termination, default, loss or payment obligation under any security issued, or agreement entered into, by the Corporation prior to such transfer; and (iv) such Third Party executing a counterpart of this Agreement, and both such Third Party and the Sponsoring Company which is assigning its rights, title and interests in, and obligations under, this Agreement executing such other documents as may be reasonably requested by the Corporation (including, without limitation, an assignment agreement in form and substance acceptable to the Corporation in its reasonable discretion and containing the agreement by such Sponsoring Company to reimburse the Corporation and the other Sponsoring Companies for any fees or expenses required under any security issued, or agreement entered into, by the Corporation as a result of such assignment, including without limitation any consent fee or additional financing costs to the Corporation under the Corporation's then-existing securities or agreements resulting from such assignment). In the event that the Sponsoring Company and a Third Party have not entered into a definitive agreement to assign the interests specified in the Offer Notice to such Third Party within the later of one-hundred and eighty (180) days after the expiration of the Election Period or the deemed withdrawal of a conditional election by a Sponsoring Company under Section 12.193(b) hereof (if applicable) for any reason or if either the price to be paid by such Third Party would be less than 92.5% of the purchase price specified in the Offer Notice or the other material terms of such assignment would be more favorable to such Third Party than the terms specified in the Offer Notice, then the restrictions provided for herein shall again be effective, and no assignment of any rights, title and interests in, and obligations under this Agreement may be made thereafter without again offering the same to Sponsoring Companies in accordance with this
                    Section 12.193.

                     12.194  Charges for Surplus  Energy  to
               Assignee. With respect to any assignment permitted under this Section 12.19 hereof after the Effective Date, charges for Surplus Energy availed of by any such assignee shall be based on the calculation applicable under
               Section 6.024 hereof subject to the following changes: (i) if the average cost per Btu of all fuel consumed by the assignor (or in the case of any successive assignments, the first assignor after the Effective Date) in such assignor's own generating stations for the next preceding month (calculated as if such assignor were still a Sponsoring Company) would be greater than the average cost per Btu of all fuel consumed by the Corporation in its own generating stations during the current billing month, then for purposes of the calculation in Section 6.024 hereof, the Corporation shall use the average cost per Btu of all fuel consumed by such assignor in its own generating stations for the next preceding month in calculating the charges for  such  assignee; or (ii) if  the  average
               cost per Btu of all fuel consumed by the assignor (or in the case of any successive assignments, the first assignor after the
               Effective Date) in such assignor's own generating stations for the next preceding month (calculated as if such assignor were still a Sponsoring Company) would be less than or equal to the average cost per Btu of all fuel consumed by the Corporation in its own generating stations during the current billing month, then (A) the charges for such assignee for Surplus Energy shall be equal to an amount obtained by multiplying the billing kilowatt-hours of Surplus Energy availed of by such assignee during the current billing month by the average station heat rate of the Project Generating Stations for the current billing month times the average cost per Btu of all fuel consumed by the Corporation in its own generating stations during the current billing month, and (B) the charges for all Sponsoring Companies (other than any assignee(s) with charges for Surplus Energy subject to the calculations in this Section 12.194(ii)) shall be calculated in accordance with Section 6.024 hereof as if any assignee(s) with charges for Surplus Energy subject to the calculations in this Section 12.194(ii) had not availed itself of any kilowatt-hours of Surplus Energy during the current billing month and without such assignee(s) participating in any Power Participation Ratio share of the charges or credits applicable to the other Sponsoring Companies under Sections 6.024(ii) and (iii) hereof.

                     12.195  Delivery Point for Third  Party
               Assignee. Notwithstanding any other provision of this Agreement to the contrary, with respect to any assignment permitted under this Section 12.19 hereof to a Third Party, as of the date of such assignment, Surplus Power and Surplus Energy to be delivered between Corporation and such Third Party assignee pursuant to this Agreement shall be delivered at the points, as scheduled by such assignee, where the transmission facilities of Corporation interconnect with the transmission facilities of any Sponsoring Company (or its successor or predecessor).

          4.   This Modification No. 15 shall become effective at

12:00 o'clock Midnight on the Effective Date.

          5.  The  Inter-Company Power Agreement, as modified  by

Modifications Nos. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13  and

14  and  as  hereinbefore  provided, is hereby  in  all  respects confirmed.

          6.  This  Modification No. 15 may be  executed  in  any

number  of copies and by the different parties hereto on separate counterparts, each of which shall be deemed an original  but  all of which together shall constitute a single agreement.

          IN  WITNESS  WHEREOF, the parties hereto have  executed

this  Modification  No. 15 as of the day and year  first  written above.

                         OHIO VALLEY ELECTRIC CORPORATION


                         By: /s/ Michael Morris



                         ALLEGHENY ENERGY SUPPLY COMPANY, L.L.C.


                         By: /s/ David C. Benson


                         APPALACHIAN POWER COMPANY


                         By: /s/ Henry W. Fayne


                         THE CINCINNATI GAS & ELECTRIC COMPANY


                         By: /s/ Michael J. Cyrus


                         COLUMBUS SOUTHERN POWER COMPANY


                         By: /s/ Henry W. Fayne


                         THE DAYTON POWER AND LIGHT COMPANY


                         By: /s/ W. Steven Wolff


                         FIRSTENERGY GENERATION CORP.


                         By: /s/ Donald R. Schneider


                         INDIANA MICHIGAN POWER COMPANY


                         By: /s/ Henry W. Fayne


                         KENTUCKY UTILITIES COMPANY


                         By: /s/ Paul W. Thompson


                         LOUISVILLE GAS AND ELECTRIC COMPANY


                         By: /s/ Paul W. Thompson


                         MONONGAHELA POWER COMPANY


                         By: /s/ David C. Benson


                         OHIO POWER COMPANY


                         By: /s/ Henry W. Fayne


                         SOUTHERN INDIANA GAS AND ELECTRIC
                         COMPANY


                         By: /s/ William S. Doty